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                                                                   Exhibit 10.12

US TRUST                   GUARANTY

         For good and valuable consideration, the receipt and adequacy of which are acknowledged, the undersigned (jointly and severally if more than one) unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, the payment and performance of all of the Liabilities (hereinafter defined) of Implant Sciences Corporation, a Massachusetts Corporation with its principal office at 107 Audobon Road, Wakefield, Massachusetts ("Borrower") to USTrust, having a principal place of business at 30 Congress Street, Boston, Massachusetts (hereinafter, with any subsequent holder hereof, the "Bank"). All references herein to "Borrower" include the Borrower acting alone and/or with another or others.

         "Liabilities" includes, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Bank and any and all liabilities, debts and obligations of every endorser, guarantor, and surety of the Borrower to the Bank, each of the foregoing in this sentence of every kind, nature, and description, now existing or hereafter arising, whether in whole or in part with recourse, without recourse or otherwise. "Liabilities" also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owed by the Borrower to the Bank (including all future advances or the like whether or not given pursuant to a commitment by the Bank), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, description, or by reason of any cause of action which the Bank may hold against the Borrower. "Liabilities" also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Bank, each of every kind, nature and description. "Liabilities" also includes, without limitation, all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Bank from time to time; all fees and charges in connection with any account maintained by the Borrower with the Bank or any service rendered by the Bank; and all costs and expenses incurred or paid by the Bank in respect of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank (including, without limitation, Costs of Collection (hereinafter defined), attorneys' fees and expenses, and all court and litigation costs and expenses). "Liabilities" also includes, without limitation, any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions and covenants of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank. As used herein, the term "indirect" includes, without limitation, all obligations and liabilities which the Bank may incur or become liable for or, on account of, or as a result of any transactions between the Bank and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation incurred by the Bank for the account of the Borrower; any of which may arise out of any action brought or threatened against the Bank by the Borrower, any guarantor or endorser of any or all of the Liabilities of the Borrower, or other person or entity in connection with any or all of the Liabilities; and any obligation of the Borrower which may arise as endorser or guarantor of a third party, or as obligor to any third party which obligation has been endorsed, participated, or assigned to the Bank. The term "indirect" also refers to any direct or contingent liability of the Borrower to make payment towards any obligation held by the Bank (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Bank.

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         "Costs of Collection" includes, without limitation, all attorneys' fees and expenses incurred by the Bank's attorneys, and all costs incurred by the Bank in the administration of the Liabilities, this Guaranty, and all other instruments and agreements executed in connection with or relating to the limitation, all the Bank's attorneys' fees and expenses and all other out-of-pocket expenses of the Liabilities, including without limitation, costs and expenses associated with travel on behalf of the Bank, "Costs of Collection" also includes, without limitation, all the Bank's attorneys' fees and expenses and all other out-of-pocket expenses of the Bank including, without limitation, associated with travel by or on behalf of the Bank, all of which costs and expenses are directly or indirectly related to or in respect of the Bank's efforts to preserve, protect, collect or enforce the Liabilities and/or the Bank's Rights and Remedies (hereinafter defined) or any of the Bank's rights and remedies against or in respect of the Borrower, any other guarantor, endorser or other person and/or entity liable in respect of any or all of the Liabilities or any collateral granted to the Bank by the Borrower, the undersigned, such other guarantor, or such other person and/or entity (whether or not such is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of the Borrower to the Bank, as if such had been lent, advanced, and credited by the Bank to, or for the benefit of, the Borrower.

         For said good and valuable consideration, the undersigned also agreed to indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, the undersigned, any other guarantor or endorser of any or all of the Liabilities or any other person and/or entity (as well as from attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the undersigned). The undersigned agrees to pay on demand interest on all amounts due to the Bank under this Guaranty, or arising under any documents, instruments, or agreements relative to any collateral securing this Guaranty, from the time the Bank first demands payment of this Guaranty at a rate equal to the highest rate chargeable to the Borrower after the earlier of (i) demand or (ii) the occurrence of any event of default hereunder.

         Any and all deposits or other sums at any time credited by or due to the undersigned from the Bank or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, and any cash, securities, instruments or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, whether for safekeeping or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for all of the Liabilities and for all obligations of the undersigned to the Bank and may be applied or set off against such Liabilities and/or against the obligations of the undersigned to the Bank including without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Bank.

         The obligations of the undersigned hereunder shall not be affected by any fraudulent, illegal, or improper act by the Borrower, nor by any release, discharge, or invalidation, by operation of law

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or otherwise, of any or all of the Liabilities, or by the legal incapacity of the Borrower, the undersigned, or any other person and/or entity liable or obligated to the Bank for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guaranteed hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance of any claim therefor against the Borrower. The within instrument incorporates all discussions and negotiations between the undersigned and the Bank concerning the guaranty and indemnification provided by the undersigned herein. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. This agreement and the rights and obligations hereunder may not be modified, amended or waived, whether in whole or in part, orally or otherwise, except by written instrument signed by the Bank. The undersigned waives presentment, demand, notice and protest with respect to the Liabilities or this Guaranty, and further waives any delay on the part of the Bank, and further waives any right to require the Bank to pursue or to proceed against the Borrower or any collateral which the Bank might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder, and further waives notice of acceptance of this Guaranty. The undersigned agrees not to exercise any rights of subrogation, reimbursement, indemnity, contribution, or the like (including any right to proceed upon any collateral granted by the Borrower to the undersigned) against the Borrower or any person and/or entity liable or obligated for or on the Liabilities unless and until all of the Liabilities have been satisfied in full. The undersigned agrees to pay to the Bank on demand any or all of the Bank's attorneys fees and expenses, and all other costs incurred by the Bank, including, without limitation, costs and expenses associated with travel by or on behalf of the Bank, (a) in the administration, collection and/or enforcement of the Liabilities, this Guaranty and/or all other instruments, documents, and agreements executed in connection with or relating to the Liabilities and/or this Guaranty; and/or (b) directly or indirectly related to or in respect of the Bank's efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Bank's Rights and Remedies, and/or the Bank's powers against or in respect to the undersigned, whether or not suit is instituted by or against the Bank.

         The obligations of the undersigned hereunder are primary, with no recourse necessary by the Bank against the Borrower or any collateral given to secure the Liabilities or against any other person and/or entity liable for or on the Liabilities prior to proceeding against the undersigned hereunder. The undersigned assents to any indulgence or waiver which the Bank may grant or give the Borrower and/or any other person and/or entity liable or obligated to the Bank for or on the Liabilities. The undersigned authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of any or all of the Liabilities and of any or all of the obligations of any other person and or entity liable or obligated to the Bank for or on any or all of the Liabilities, without notice to, or consent from, the undersigned. No compromise, settlement, or release by the Bank of any or all of the Liabilities or any or all of the obligations of any such other person and/or entity (whether or not jointly liable with the undersigned) and no release of any collateral securing any of all of the Liabilities or securing any or all of the obligations of any such other person and/or entity shall affect the obligations of the undersigned hereunder. No action by the Bank which has been assented to herein shall affect the obligations of the undersigned to the Bank hereunder.

         The rights, remedies, powers, privileges and discretions of the Bank under this Guaranty and/or the Liabilities ("Bank's Rights and Remedies' shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Bank in exercising

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or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute a waiver thereof on that occasion nor on any other occasion. No waiver by the Bank of any of the Bank's Rights and Remedies or of any default of remedies under any other agreement with or by the undersigned, or of any default under any agreement with or by the Borrower, or any other person and/or entity liable or obligated for or on the Liabilities, shall operate as waiver of (a) any other of the Bank's Rights and Remedies, (b) any default or remedy hereunder or thereunder, or (c) any other provision hereunder or thereunder. No exercise of any of the Bank's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Bank and the undersigned, the Bank and the Borrower, and/or the Bank and any such other person and/or entity oat any time shall preclude any other exercise of the Bank's Rights and Remedies. No waiver by the Bank of any of the Bank's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Bank's Rights and Remedies and all of the Banks rights, remedies, powers, privileges and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person and/or entity shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

         This instrument and all documents which have been or may be hereafter furnished by the undersigned and/or the Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, microcard, miniature photographic, xerographic, or similar of other process, and the Bank may destroy the original from which this instrument and/or such documents were so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). It is the intention and agreement of the undersigned that the provisions of this instrument be liberally construed to the end that the Bank may be put in as good a position as if the Borrower had promptly, punctually and faithfully performed all Liabilities and the undersigned had promptly, punctually and faithfully performed hereunder. The books and records of the Bank showing the Borrower's account(s) and/or the undersigned's account(s), and/or showing any indebtedness of the Borrower and/or the undersigned to the Bank, shall be admissible in any action or proceeding in connection herewith and/or any other matters which include the Bank and the undersigned, including any and all rights and obligations relating hereto or thereto, or arising hereunder or thereunder, and shall constitute conclusive and non-rebuttable evidence and proof of the items contained therein and shall be binding upon the undersigned, unless shown to be to the contrary by clear and convincing written evidence. This instrument shall inure to the benefit of the Bank, its successors and assigns, shall be binding upon the undersigned, and the heirs, successors, representatives, and assigns of the undersigned, and shall apply without limitation to all Liabilities of the Borrower and any successor to the Borrower, including any successor by operation of law.

         In any case, controversy or matter which arises out of, or is in respect of, this instrument, any endorsement or other guaranty heretofore, herewith and/or hereafter by the undersigned (whether alone and/or with another or others) of any promissory note payable to the Bank or order, the maker of which is the Borrower (whether with or without any other co-maker or co-makers), and/or any matter relating to the Liabilities, the undersigned voluntarily and intentionally waives any right to and agrees not to bring, commence, or otherwise take any action to transfer any proceeding, including without limitation court action, arbitration, mediation, administrative proceeding or

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otherwise against the Bank other than in the city described above in which the
Bank has its principal place of business, however it is understood and agreed that nothing contained herein shall restrict the Bank. The undersigned certifies, warrants and agrees that (a) the undersigned is bound by the provisions contained herein, (b) the undersigned is of legal contractual age and sound mind, and (c) the Bank has made no agreements, warranties, representations, or promises in connection with this instrument or any matters arising hereunder, except as set forth in a written instrument executed and delivered by the Bank, if at all. The provisions of this instrument are hereby declared to be severable, and the invalidity, illegality, or unenforceability of any provision or application thereof shall not effect any other provision or any other application thereof. This instrument and the rights and obligations hereunder may not be modified, amended or waived, whether in whole or in part, orally or otherwise, except by a written instrument executed by the Bank.

         The undersigned (a) agrees that this instrument shall be governed and construed under the laws of the Commonwealth of Massachusetts, except that as to all instances of conflict of laws or choice of law (if any), Massachusetts substantive and procedural law shall also govern without regard to principles of conflicts of law, and not the law of any other forum; (b) agrees that this instrument is deemed executed and delivered to the Bank in the Commonwealth of Massachusetts, to whose jurisdiction the undersigned submits as the sole forum in which the undersigned may ever bring any claim or lawsuit against the Bank under, relating to, or in connection with, this instrument, as well as for all purposes in connection with any other now existing and/or hereafter arising relationship between the undersigned and the Bank, and any and all rights and obligations relating hereto or thereto, or arising hereunder or thereunder; (c) agrees that all warranties, representations, provisions and agreements contained herein are joint and several of each of the undersigned, if more than one; and
(d) agrees that the obligations of the undersigned hereunder shall not be affected by (i) any fraudulent, illegal or improper act by the Borrower and/or any of the undersigned, (ii) any release, discharge or invalidation, by operation of law or otherwise, of the Liabilities, unless the Liabilities are paid and performed in full, and/or (iii) the legal incapacity of the Borrower and/or any of the undersigned. This instrument may be signed in counterparts, if the undersigned is more than one, however shall constitute one agreement. THE UNDERSIGNED WAIVES ANY NOW EXISTING AND/OR HEREAFTER ARISING RIGHT TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY AGAINST THE BANK REGARDING, ARISING FROM, OR IN CONNECTION WITH, THIS AGREEMENT, ANY ENDORSEMENT OR OTHER GUARANTY HERETOFORE, HEREWITH AND/OR HEREAFTER BY THE UNDERSIGNED (WHETHER ALONE AND/OR WITH ANOTHER OR OTHERS) OF ANY PROMISSORY NOTE PAYABLE TO THE BANK OR ORDER. THE MAKER OF WHICH IS THE BORROWER (WHETHER WITH OR WITHOUT ANY OTHER CO-MAKER OR CO-MAKERS). THE LIABILITIES, AND/OR ANY AND ALL RIGHTS AND OBLIGATIONS RELATING HERETO OR THERETO, OR ARISING HEREUNDER OR THEREUNDER.

         Except as set forth in the next sentence, the obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities other than by payment and performance in full by the Borrower or by the undersigned pursuant to this Guaranty, until the earlier of (a) ten (10) days following the actual receipt by the Bank at its main office (presently 30 Court Street, Boston, Massachusetts 02108) of written notice signed by the undersigned of the termination thereof, or (b) the delivery of written notice of termination dated and signed by a duly authorized officer of the Bank, which notice of termination includes specific

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reference to this Guaranty. No termination hereof shall affect the guaranty by the undersigned of any of the Liabilities in existence or outstanding ten (10) days following the date of such actual receipt by the Bank or delivery to the Bank (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed or drawn prior to the expiration of such ten (10) days, even if received by the Bank thereafter) nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Liabilities of a contingent nature (including, without limitation, the indemnification provided for herein).

         The undersigned certifies that the undersigned has read this Guaranty prior to its execution. This instrument is signed as a sealed instrument this 1st day of May, 1996 .

Signed in my presence

 /s/ Diane J. Ryan                      /s/ Anthony J. Armini
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Signature                            Signature:  Anthony J. Armini, Individually

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Print Name                           Print Name

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                                     Address

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                                     (Name of entity, if applicable)

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Signature                            Signature

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Name                                 Print Name            Title, if applicable

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